PACE Select

Prospectus & SAI Supplement

PACE® Select Advisors Trust

PACE® Money Market Investments

PACE® Mortgage-Backed Securities Fixed Income Investments

PACE® Intermediate Fixed Income Investments

PACE® Strategic Fixed Income Investments

PACE® Municipal Fixed Income Investments

PACE® International Fixed Income Investments

PACE® High Yield Investments

PACE® Large Co Value Equity Investments

PACE® Large Co Growth Equity Investments

PACE® Small/Medium Co Value Equity Investments

PACE® Small/Medium Co Growth Equity Investments

PACE® International Equity Investments

PACE® International Emerging Markets Equity Investments

PACE® Global Real Estate Securities Investments

PACE® Alternative Strategies Investments

Supplement to the prospectuses relating to Class A, Class C and Class Y shares (The "Multi-Class" Prospectus and Class P shares (the "Class P Prospectus") (collectively, the "Prospectuses") and the Statement of Additional Information ("SAI"), dated November 28, 2014, as supplemented.

May 21, 2015

ZS-712

Dear Investor,

The purpose of this supplement is to update certain information for PACE Select Advisors Trust (the "Trust").

First, this supplement updates information regarding the investment advisory arrangements for PACE Alternative Strategies Investments (the "fund"), a series of the Trust. At the recommendation of UBS Global Asset Management (Americas), Inc. ("UBS Global AM"), the fund's manager, the Trust's Board of Trustees (the "Board") has appointed Sirios Capital Management, L.P. ("Sirios") to serve as a new, additional investment advisor to the fund. Sirios will assume investment advisory responsibility with respect to a portion of the fund's portfolio effective on or around May 20, 2015. In addition, at the recommendation of UBS Global AM, the Trust's Board has terminated First Quadrant L.P. ("First Quadrant") effective as of the close of business on May 19, 2015, with respect to its global macro strategy with passive exposure to global equity markets (First Quadrant still manages a separate sleeve of the fund, under a separate sub-advisory contract). First Quadrant, with respect to its global tactical asset allocation strategy, Analytic Investors, LLC ("Analytic Investors"), Standard Life Investments (Corporate Funds) Limited ("Standard Life Investments"), AQR Capital Management, LLC ("AQR") and UBS Global AM will continue to serve as the fund's other investment advisors.

Second, this supplement updates biographical information for certain officers of the Trust.

Effective immediately the Prospectuses and SAI are hereby revised as follows:

I. PACE Alternative Strategies Investments

The section captioned "PACE Alternative Strategies Investments Fund summary" and sub-captioned "Management process" beginning on page 66 of the Multi-Class Prospectus and page 67 of the Class P Prospectus is revised by replacing the third sentence of the first paragraph with the following:

In addition to UBS Global AM, Analytic Investors, LLC ("Analytic Investors"), First Quadrant L.P. ("First Quadrant"), Standard Life Investments (Corporate Funds) Limited ("Standard Life Investments"), AQR Capital Management, LLC ("AQR") and Sirios Capital Management, L.P. ("Sirios") currently serve as the fund's other investment advisors.

The same section of each Prospectus is revised by inserting the following as the second sentence to the third paragraph, and deleting the fourth paragraph in its entirety:

First Quadrant seeks positive absolute returns from its global macro strategy, and the returns of this strategy are not expected to be closely correlated with those of global equity markets.

The same section of each Prospectus is revised by inserting the following before the last paragraph of the section:

Sirios utilizes a fundamental, bottom-up research approach and will manage its allocated portion in accordance with its liquid alternative long/short equity strategy. The liquid alternative long/short equity strategy generally utilizes long positions that Sirios believes are attractively-valued, growth-oriented companies of mid to large capitalization and short positions that include sector hedges, single name and index put options, and a selection of single name large-capitalization companies that Sirios believes have deteriorating fundamentals or appear overvalued.

The section captioned "PACE Alternative Strategies Investments Fund summary" and sub-captioned "Risk/return bar chart and table" on page 70 of the Multi-Class Prospectus and page 71 of the Class P Prospectus is revised by inserting the following before the final two sentences of the first paragraph:

Sirios assumed day-to-day management of a separate portion of the fund's assets on May 20, 2015.

The section captioned "PACE Alternative Strategies Investments Fund summary" and sub-captioned "Investment manager and advisors" on page 71 of the Multi-Class Prospectus and the Class P Prospectus is revised by replacing that section in its entirety with the following:

UBS Global Asset Management (Americas) Inc. ("UBS Global AM") serves as the fund's manager and one of the fund's investment advisors. In addition to UBS Global AM, Analytic Investors, First Quadrant, Standard Life Investments, AQR and Sirios serve as the fund's other investment advisors.

The section captioned "PACE Alternative Strategies Investments Fund summary" and sub-captioned "Portfolio Managers" on page 71 of the Multi-Class Prospectus and the Class P Prospectus is revised by inserting the following before the last bullet point of that section:

•  Sirios—John F. Brennan, Jr., co-founder and Managing Director of Sirios, has been a portfolio manager of the fund since May 20, 2015.

The section captioned "More information about the funds—PACE Alternative Strategies Investments" and sub-captioned "Management process" beginning on page 98 of the Multi-Class Prospectus and page 100 of the Class P Prospectus is revised by replacing the third sentence of the first paragraph with the following:

In addition to UBS Global AM, Analytic Investors, LLC ("Analytic Investors"), First Quadrant L.P. ("First Quadrant"), Standard Life Investments (Corporate Funds) Limited ("Standard Life Investments"), AQR Capital Management, LLC ("AQR") and Sirios Capital Management, L.P. ("Sirios") currently serve as the fund's other investment advisors.

The same section of each Prospectus is revised by replacing the third paragraph and the following bullet points in their entirety with the following:

Analytic Investors, First Quadrant, Standard Life Investments, AQR, Sirios and UBS Global AM employ the following portfolio management strategies:

•  Long/Short Global Equity Strategy (Analytic Investors);

•  Global Macro Strategy (First Quadrant);

•  Global Multi-Asset Strategy (Standard Life Investments);

•  Managed Futures Strategy (AQR);

•  Liquid Alternative Long/Short Equity Strategy (Sirios); and

•  Opportunistic Strategy (UBS Global AM).

The same section of each Prospectus is revised by inserting the following as the second sentence to the seventh paragraph, and deleting the eleventh paragraph in its entirety:

First Quadrant seeks positive absolute returns from its global macro strategy, and the returns of this strategy are not expected to be closely correlated with those of global equity markets.

The same section of each Prospectus is revised by inserting the following as the third to last paragraph of that section:

Liquid alternative long/short equity strategy—Sirios employs a liquid alternative long/short equity strategy. Sirios generally utilizes long positions that it believes are attractively-valued, growth-oriented companies of mid to large capitalization and short positions that include sector hedges, single name and index put options, and a selection of single name large-capitalization companies that Sirios believes have deteriorating fundamentals or appear overvalued.

Sirios expects to maintain significant short positions. Although Sirios intends to maintain an overall long position in its portfolio investments, in certain circumstances, Sirios's short positions may approach or reach the size of its allocated portion's overall long position.

Investments in equity securities may include common and preferred stocks, convertible securities, rights and warrants, depositary receipts, real estate investment trusts, pooled investment vehicles, including other investment companies and ETFs, and master limited partnerships. Sirios may also invest in fixed income securities and other debt instruments, including bank debt, US Treasury securities and money market instruments. Its investments may include securities of US and foreign issuers, including securities of issuers in emerging market countries, and securities denominated in a currency other than the US dollar. Sirios invests in securities of issuers of any market capitalization.

Sirios may also use derivative instruments, such as options, forwards, swaps (including total return swaps) and other derivative instruments or combinations of derivative instruments, as a substitute for investing directly in an underlying asset, as an alternative to selling a security short, to increase returns, to manage foreign currency risk, as part of a hedging strategy or for other purposes related to the management of its allocated portion of the fund's assets.

The same section of each Prospectus is revised by replacing the second to last paragraph in its entirety with the following:

Opportunistic Strategy—UBS Global AM allocates a portion of the fund's assets primarily to other unaffiliated actively- and passively-managed pooled investment vehicles, including ETFs, that it believes are suitable for return generation, risk management (e.g., increased portfolio diversification), or both. In addition, UBS Global AM may invest in index futures primarily for cash management (i.e., to obtain certain market exposures in the fund and reduce cash holdings) and risk management purposes. UBS Global AM generally invests in other unaffiliated pooled investment vehicles and index futures that have risk and return objectives that are deemed to be complementary to the other investments and strategies within the fund overall.

The section captioned "Management" and sub-captioned "PACE Alternative Strategies Investments" beginning on page 137 of the Multi-Class Prospectus and page 135 of the Class P Prospectus is revised by replacing the first sentence of the first paragraph of that section with the following:

Analytic Investors, LLC ("Analytic Investors"), First Quadrant, L.P. ("First Quadrant"), Standard Life Investments (Corporate Funds) Limited ("Standard Life Investments"), AQR Capital Management, LLC ("AQR"), Sirios Capital Management, L.P. ("Sirios") and UBS Global AM serve as investment advisors for PACE Alternative Strategies Investments.

The same section is revised by inserting the following as the final paragraphs of that section:

Sirios Capital Management, L.P. ("Sirios"), located at One International Place, Boston, MA 02110, is an investment management firm founded in 1999. As of January 31, 2015 Sirios had approximately $3.54 billion in assets under management. John F. Brennan, Jr. holds authority and responsibility for research and the day-to-day management of the portion of the fund's portfolio allocated to Sirios.

John F. Brennan, Jr.—Mr. Brennan co-founded Sirios in 1999 and currently serves as Managing Director. Prior to co-founding Sirios, Mr. Brennan was a senior vice president (1998 to 1999) of MFS Investment Management where he served as analyst and portfolio manager (1985 to 1999) and member of the MFS Advisory Board and MFS Equity Management Group (1998 to 1999). Mr. Brennan received an MBA from the Stanford University Graduate School of Business in 1985 and a Bachelor of Science degree, summa cum laude, from the University of Rhode Island College of Engineering in 1981.

The section captioned "The funds and their investment policies" and sub-captioned "PACE Alternative Strategies Investments" beginning on page 15 of the SAI is revised by replacing the second sentence of the first paragraph of that section with the following:

Analytic Investors, LLC ("Analytic Investors"), First Quadrant L.P. ("First Quadrant"), Standard Life Investments (Corporate Funds) Limited ("Standard Life Investments"), UBS Global AM, AQR Capital Management, LLC ("AQR") and Sirios Capital Management, L.P. ("Sirios") serve as the fund's investment advisors.

The section captioned "Disclosure of portfolio holdings" and sub-captioned "Complete and partial portfolio holdings—arrangements to disclose to Service Providers, Fiduciaries and Other Third Parties" beginning on page 70 of the SAI is revised by adding the following as the thirty-fourth and thirty-fifth bullet points of that section:

•  Citco Fund Services (USA) Inc., which provides middle office services.

•  Morgan Stanley & Co. LLC, which provides analytical services.

The section captioned "Investment advisory arrangements" and sub-captioned "PACE Alternative Strategies Investments" on page 104 of the SAI is revised by replacing the first sentence of the first paragraph with the following:

Under the current Advisory Agreements for this fund with Analytic Investors, LLC ("Analytic Investors"), First Quadrant L.P. ("First Quadrant"), Standard Life Investments (Corporate Funds) Limited ("Standard Life Investments"), AQR Capital Management, LLC ("AQR") and Sirios Capital Management, L.P. ("Sirios"), UBS Global AM (not the fund) pays Analytic Investors, First Quadrant, Standard Life Investments, AQR and Sirios a fee based on the fund's average daily net assets that each manages (UBS Global AM receives no additional compensation from the fund for allocating a portion of its assets to other unaffiliated pooled investment vehicles and index futures).

The same section of the SAI is revised by inserting the following after the final paragraph of that section:

Sirios is controlled by John F. Brennan, Jr.

The section captioned "Proxy voting policies and procedures" and sub-captioned "PACE Alternative Strategies Investments—Analytic Investors, LLC, First Quadrant, L.P., Standard Life Investments (Corporate Funds) Limited and AQR Capital Management, LLC" on page 146 of the SAI is revised by adding reference to Sirios Capital Management, L.P. in the sub-caption and the following as the final subsection of that section:

Sirios Capital Management, L.P. Sirios Capital Management, L.P. ("Sirios") has authority to vote proxies on behalf of certain client accounts in accordance with Sirios's Proxy Voting Procedures and Guidelines and subject to applicable law. Sirios has retained Institutional Shareholder Services ("ISS"), a third-party proxy voting service, to assist with Sirios's proxy voting responsibilities. ISS is responsible for the maintenance of copies of Sirios's proxy records, and related documentation, as well as other proxy-related services, such as voting recommendations, meeting notification, vote execution, potential conflict resolution, and recordkeeping. ISS provides summaries of proxy proposals (including social responsibility issues), publications discussing key proxy voting issues, and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. Sirios uses such materials and recommendations to assist in the vote determination process. However, the final authority and responsibility for proxy voting decisions remain with Sirios. Sirios's Proxy Voting Procedures and Guidelines also provide methods for addressing conflicts of interest and guidelines for circumstances in which Sirios may abstain from voting proxy statements.

Clients generally may request information from Sirios regarding how Sirios voted any proxies on behalf of the applicable client. In addition, clients may obtain a copy of Sirios's proxy voting policies and procedures upon request.

In the event Sirios becomes aware that there may be a material conflict of interest between the interests of its clients and its interests (including those of its affiliates, managers, officers, employees and other similar persons) (referred to hereafter as a "potential conflict") Sirios generally votes the proxy in accordance with Sirios's pre-determined policies and guidelines or otherwise in a manner consistent with the voting recommendation of ISS. Alternatively, Sirios may, but need not, establish an ethical wall or other informational barriers between the person(s) that are involved in the potential conflict and the person(s) making the voting decision in order to insulate the potential conflict from the decision maker. A potential conflict shall be deemed to exist if and only if one or more of Sirios's senior investment staff actually knew or reasonably should have known of the potential conflict.

The section captioned "Portfolio managers" and sub-captioned "Analytic Investors, LLC, First Quadrant, L.P., Standard Life Investments (Corporate Funds) Limited, AQR Capital Management, LLC and UBS Global Asset Management (Americas) Inc. Analytic Investors, LLC." beginning on page 196 of the SAI is revised by adding reference to Sirios Capital Management, L.P. in the sub-caption and the following as the final subsection of that section:

Sirios Capital Management, L.P.

John F. Brennan, Jr. is primarily responsible for the day-to-day management of Sirios's allocated portion of the fund's portfolio. The following table provides information relating to other accounts managed by him as of January 31, 2015:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	6	7	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	7	0
Assets Managed (in millions)	$250.4	$3,292.5	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$3,292.5	$0

Potential conflicts of interest. The Chief Compliance Officer reviews Sirios's business and operations periodically, as needed to determine where conflicts of interest may exist that may create risk exposure for Sirios and its clients and private investment fund investors. The Chief Compliance Officer also assesses new business initiatives proposed by Sirios to determine whether the implementation of the initiative may create any conflicts of interests or require modifications to any existing procedures intended to mitigate conflicts of interest. In addition, Sirios circulates Potential Conflict Questionnaires to all of its employees from time to time to assist in identifying relevant relationships or otherwise unknown conflicts.

After identifying a conflict of interest, the Chief Compliance Officer determines whether Sirios has in place policies and procedures that are designed to address the conflict of interest in a manner that is fair and equitable for Sirios and its clients, and ensures that a client is not disadvantaged relative to Sirios.

The Chief Compliance Officer periodically reviews clients' fee schedules to determine if the rate (blended fee rate for any single private investment fund with multiple share classes) for any single client is substantially higher (or lower) than the rates for other clients. The Chief Compliance Officer reviews the transaction history for any such client to ensure that allocations and transactions were made in a fair and equitable manner and that there is no pattern of activity that could create the appearance of a conflict.

Additionally, Sirios has implemented procedures for allocating investment opportunities that Sirios believes are reasonably designed to ensure that all clients are treated fairly and equally, and to prevent such conflict from influencing the allocation of investment opportunities among clients.

Sirios allocates investment and trading opportunities (including the sequence of placing orders if not "batched") in a manner believed by Sirios to be fair and equitable to each client over time. In allocating opportunities, Sirios considers factors such as a client's account composition and the client's risk tolerance, among others. Sirios may deviate from strictly pro rata allocations, when appropriate, taking into account factors such as the liquidity of client accounts, among others.

Although Sirios has not adopted specific and formal procedures for addressing the impact of short selling on its clients, Sirios has adopted more general conflict policies and procedures that seek to ensure that Sirios's simultaneous management of multiple client accounts (including the fund) results in the fair and equitable treatment for all of its clients (including the fund).

Compensation. John F. Brennan, Jr., the portfolio manager for Sirios's allocated portion of the fund, will be compensated for managing the fund by a combination of base salary and the remuneration from his ownership in Sirios.

Ownership of fund shares. As of January 31, 2015, the portfolio manager did not own shares of the fund.

II. Officer Biographical Information

The section captioned "Organization of the trust; trustees and officers; principal holders and management ownership of securities" and sub-captioned "Officers" beginning on page 78 of the SAI is revised by replacing the entry in the table for Joseph Allessie with the following:

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Joseph Allessie[2]; 49	Vice President, Assistant Secretary, Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Since 2005 (Vice President and Assistant Secretary); since July 2014 (Chief Compliance Officer and Anti-Money Laundering Compliance Officer)

Mr. Allessie is a managing director (since 2015) (prior to which he was an executive director) at UBS Global Asset Management (US) Inc. and UBS Global AM (collectively, "UBS Global AM—Americas region"). Mr. Allessie is head of compliance and operational risk control for the UBS Global Asset Management Division in the Americas with oversight for traditional and alternative investment businesses in Canada, the US and Cayman Islands. Prior to that he served as deputy general counsel (from 2005 to 2014). Mr. Allessie is a vice president, assistant secretary and chief compliance officer (prior to which he was interim chief compliance officer) (from January to July 2014) of 15 investment companies (consisting of 76 portfolios) for which UBS Global AM serves as investment advisor or manager.

The section captioned "Organization of the trust; trustees and officers; principal holders and management ownership of securities" and sub-captioned "Officers" beginning on page 78 of the SAI is revised by replacing the entry in the table for Cindy Lee with the following:

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Cindy Lee[2]; 39	Vice President and Assistant Treasurer	Since November 2014

Ms. Lee is an associate director (since 2009) prior to which she was a Fund treasury manager (from 2007 to March 2009) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Lee is a vice president and assistant treasurer of 15 investment companies (consisting of 76 portfolios) for which UBS Global AM serves as investment advisor or manager. Ms. Lee was previously a Fund accounting manager of Dreyfus Corporation (from 2003 to 2007), a Fund accounting manager of the Bank of New York (from 1999 to 2003) and a senior fund accountant at Morgan Stanley (from 1998 to 1999).

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

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